SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2006


                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

ITEM 2.02  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 9, 2006, the registrant reported its financial results for its second quarter ended June 30, 2006. A copy of the press release issued by the registrant on August 9, 2006 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         EXHIBIT NO.       DESCRIPTION

         99.1     Press Release of the Company dated August 9, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                            LIGAND PHARMACEUTICALS INCORPORATED





    Date : August 9, 2006   By:      /s/ Warner Broaddus
                            Name:    Warner Broaddus
                            Title:   Vice President, General Counsel & Secretary